UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 28, 2002

Genetronics Biomedical Corporation

(Exact name of registrant as specified in charter)

Delaware	0-29608	33-0969592

(State or other jurisdiction	(Commission	(IRS Employer

of incorporation)	File Number)	Identification No.)

11199 Sorrento Valley Road, San Diego California	92121-1334

(Address of principal executive offices)	(Zip Code)

         Registrant’s telephone number, including area code (858) 597-6006

Not Applicable

(Former name or former address, if changed since last report)

DIRECTORS AND OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Stock Option Grants in Last Fiscal Year
Aggregated Option Exercises and Fiscal Year-End Option Values
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SIGNATURES

This report on Form 8-K/A is being filed to provide information regarding the officers and directors of Genetronics Biomedical Corporation. Genetronics expects to incorporate this information by reference into a Registration Statement on Form S-3. The information contained in this report will also be contained in a Definitive Proxy Statement, which Genetronics expects to file in the first week of April 2002.

Item 5. Other Events.

DIRECTORS

Name	Age	Title	Director Since

Dr. Avtar Dhillon(1)	41	President and CEO; Director	10/16/01

James L. Heppell(2)(3)	46	Director, Chairman of the Board	9/29/94

Gordon J. Politeski(2)(3)(4)	58	Director	5/22/97

Felix Theeuwes(3)(4)	65	Director	8/11/99

Tazdin Esmail(2)(3)	53	Director	8/7/00

(1)	Dr. Dhillon was appointed President and Chief Executive Officer on September 20, 2002.

(2)	Member of the Compensation Committee

(3)	Member of Nomination and Corporate Governance Committee

(4)	Member of the Audit Committee

         DR.   AVTAR DHILLON recently joined our company as the President and Chief Executive Officer in September 2001 and a director in October 2001. Prior to joining our company, Dr. Dhillon was engaged by MDS Capital Corp. as a consultant in July 1998, and subsequently became investment manager in August 1999 and Vice President in 2000. MDS Capital Corp., is one of North America’s leading healthcare venture capital organizations. In July 1989, Dr. Dhillon started a medical clinic and subsequently practiced family medicine for over 12 years. From March 1997 to July 1998, Dr. Dhillon acted as consultant to Cardiome Pharma Corp., a biotechnology company listed on the Toronto Stock Exchange (the “TSE”). Dr. Dhillon has also acted as consultant to IGT Pharmaceuticals from May 1997 to November 1997, consultant to Inflazyme Pharmaceuticals Inc. from March 1996 to March 1997, and biotechnology investment analysis to various institutions from November 1996 to July 1998. Dr. Dhillon is a member of the following: B.C. Biotechnology Alliance, College of Physicians and Surgeons, B.C. Medical Association, Canadian Medical Association and College of Family Practitioners. Dr. Dhillon has a Bachelor of Science, honours degree in physiology and M.D. degree from the University of British Columbia.

         JAMES L. HEPPELL, L.L.B. has been a director of our company and Genetronics, Inc. since September 1994, Interim Chairman of the Board since September 1999 and Chairman of the Board since March 2001. Mr. Heppell is a founding partner, President and Chief Executive Officer of Catalyst Corporate Finance Lawyers of Vancouver, British Columbia. Since his call to the Canadian Bar in 1986, Mr. Heppell has focused solely on representing technology companies. In representing these companies, he has developed particular experience in developing early stage technology companies and in completing cross-border financings and listings in dealing with the requirements of all major Canadian exchanges, as well as NASDAQ. Mr. Heppell is also director of Duran Ventures Inc., Secretary of Nucleus BioScience Inc., director and Secretary of Pheromone Sciences Corp., Secretary of Forbes Medi-Tech Inc. and director of Harmony Integrated Solutions, Inc. In addition to his LL.B., Mr. Heppell has a Bachelor of Science degree in Microbiology from the University of British Columbia.

         GORDON J. POLITESKI has been one of our directors and a director of Genetronics, Inc. since May 1997. Mr. Politeski is currently retired. From August 1997 to June 1998, he was President and Chief Executive Officer of Cardiocomm Solutions Inc., involved in ambulatory ECG monitoring, and from April 1992 to March 1997, he was President and Chief Executive Officer of Cardiome Pharma Corp. where he took the company’s first drug candidate successfully through a Phase I clinical trial. As founding President and Chief Executive Officer of Biomira, Inc., a cancer diagnostics and therapy company, Mr. Politeski took Biomira from the former Alberta Stock Exchange to the TSE and subsequently to the NASDAQ. He has also served as President and General Manager for Allergan Pharmaceuticals in ophthalmology. Mr. Politeski was formerly the Chairman and a director of Pheromone Sciences Corp., a director of BCY LifeSciences Inc.; a director of Brisbane Capital Corp and a former director of Daybreak Resources Corporation. Mr. Politeski is a graduate of the University of Saskatchewan and the Amos Tuck Executive Program at Dartmouth University.

         FELIX THEEUWES, Ph.D. has been one of our directors and a director of Genetronics, Inc. since August 1999. From 1970 to June 1999 Dr. Theeuwes held various positions within Alza Corporation, directing research, technology development and product development for a variety of controlled drug delivery systems. Dr. Theeuwes co-founded DURECT Corporation where he is presently the Chairman and Chief Scientific Officer. DURECT Corporation spun out from Alza Corporation focusing on the development of pharmaceutical systems starting with applications of the DUROS™ system technology. Dr. Theeuwes’ work at Alza led to the product introduction of the Alzet® mini osmotic pump series for animal research, and the OROS® systems series of products. He directed research in transdermal research and development, initiated the electrotransport/ionphoresis program, and initiated the DUROS™ osmotic implant program. Dr. Theeuwes holds more than 210 United States patents covering these systems and has published more than 80 articles and chapters of books. Dr. Theeuwes is a member of the board of directors of Vinifera Inc. and DURECT Corporation and a member of the scientific advisory board at Antigenics. In 1993, Dr. Theeuwes completed the Stanford Executive Program at Palo Alto, California.

         TAZDIN ESMAIL has been one of our directors and a director of Genetronics, Inc. since August 2000. Mr. Esmail is the Chairman of the Board, Chief Executive Officer and a director of Forbes Medi-Tech Inc., a company listed on the TSE and NASDAQ. He has been with Forbes Medi-Tech Inc. since March 1992 and was President from March 1992 to April 2001 and Chief Operating Officer from March 1992 to June 1998. Mr. Esmail has over 20 years experience in the biomedical and pharmaceutical fields. Mr. Esmail was formerly Vice President, Medical Operations of QLT Inc., a Vancouver-based biotechnology company. In this role, he was responsible for both operations and strategic development. Prior to QLT, Inc., he was with Cyanamid Canada Inc., a subsidiary of American Cyanamid Company, in its Lederle multinational pharmaceutical division where he held several progressive senior management positions in areas such as strategic planning, sales and marketing, new product development, marketing research and management training.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation of our Chief Executive Officer and our four most highly compensated executive officers in the last fiscal year whose total annual compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

			Annual Compensation				Long Term Compensation

						Awards		Payouts

						Securities
					Other	Under	Restricted
					Annual	Options/	Shares or		All
					Compen-	SARs(3)	Restricted		Other
Name and	Year		Salary	Bonus	sation	Granted	Share Units	LTIP(4)	Compen
Principal Position	Ended(1)		($)	($)	($)	(#)	($)	Payouts ($)	-sation

Dr. Avtar Dhillon	12/31/01	(2)	36,922	0	2,109	400,000	0	0	0

President and CEO	03/31/01		0	0	0	0	0	0	0

	03/31/00		0	0	0	0	0	0	0

William K. Dix	12/31/01	(2)	138,846	0	2,850	55,000	0	0	0

Vice President,	03/31/01		29,231	45,000	0	100,000	0	0	0

Legal Affairs and	03/31/00		0	0	0	0	0	0	0

Secretary

Grant W. Denison, Jr.	12/31/01	(2)	0	0	0	250,000	0	0	0

former President	03/31/01		0	0	0	0	0	0	0

& CEO(5)	03/31/00		0	0	0	0	0	0	0

Martin Nash(6)	12/31/01	(2)	57,412	0	142,753	0	0	0	0

former President	03/31/01		230,789	0	12,566	102,000	0	0	0

& CEO	03/31/00		201,808	0	17,347	300,000	0	0	0

Babak Nemati(7)	12/31/01	(2)	130,827	0	3,925	55,000	0	0	0

former Executive VP	03/31/01		90,834	0	0	102,000	0	0	0

	03/31/00		0	0	0	0	0	0	0

Terry Gibson(8)	12/31/01	(2)	132,012	0	47,472	25,000	0	0	0

former COO	03/31/01		113,077	21,000	1,939	100,000	0	0	0

	03/31/00		0	0	0	0	0	0	0

Mervyn J.	12/31/01	(2)	118,717	0	32,213	25,000	0	0	0

McCulloch(9)	03/31/01		71,808	0	0	100,000	0	0	0

former CFO	03/31/00		0	0	0	0	0	0	0

(1)	On June 15, 2001, concurrent with the change in our jurisdiction of incorporation, we changed our financial year-end from March 31 to December 31, with the first of such new financial year ending December 31, 2001.

(2)	Nine month financial year, due to the change of our financial year-end from March 31 to December 31, with the first of such new financial year ending December 31, 2001.

(3)	All securities are under options granted during the year covered. No SARs have been granted.

(4)	We do not currently have any long-term incentive plans.

(5)	Grant W. Denison, Jr. ceased serving as our President and Chief Executive Officer on September 20, 2001.

(6)	Martin Nash ceased serving as our President and Chief Executive Officer on May 14, 2001.

(7)	Babak Nemati ceased serving as our Executive Vice President on January 7, 2002.

(8)	Terry Gibson ceased serving as our Chief Operating Officer on October 24, 2001.

(9)	Mervyn J. McCulloch ceased serving as our Chief Financial Officer on October 24, 2001.

Stock Option Grants in Last Fiscal Year

         The following table sets out stock options and stock appreciation rights granted to each individual named in the Summary Compensation Table:

			% of Total Options			Potential Realizable Value at Assumed
		Securities Under	Granted to	Exercise or		Annual Rates of Stock Price Appreciation
		Options Granted	Employees in Fiscal	Base Price	Expiration	for Option Term
Name	Date of Grant	(1)	Year(2)	($/ Security)	Date	5%	10%

Dr. Avtar Dhillon	10/10/01	400,000	22%	$0.52	10/09/11	$130,810	$331,498

William K. Dix	05/17/01	25,000	1%	$1.57	05/16/11	$24,684	$62,554

	10/24/01	30,000	2%	$0.45	10/23/11	$8,490	$21,516

Grant W. Denison	06/01/01	250,000	14%	$1.35	12/19/01	$212,252	$537,888

Martin Nash(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Babak Nemati	05/17/01	25,000	1%	$1.57	01/07/02	$24,684	$62,554

	10/24/01	30,000	2%	$0.45	04/07/02	$8,490	$21,516

Terry Gibson	05/17/01	25,000	1%	$1.57	10/26/01	$24,684	$62,554

Mervyn J. McCulloch	05/17/01	25,000	1%	$1.57	10/26/01	$24,684	$62,554

(1)	We do not have Stock Appreciation Rights. All noted securities are options.

(2)	We granted a total of 1,781,500 options to our employees in the nine months ended December 31, 2001.

Aggregated Option Exercises and Fiscal Year-End Option Values

         The following table sets forth information concerning each exercise of stock options during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs, provided on an aggregated basis:

			Number of Securities Underlying
Name of	Securities	Value	Unexercised Options/SARS at		Value of Unexercised in the Money
Executive	Acquired on	Realized	Fiscal Year End(1)		Options/SARS at Fiscal Year End($)
Officer	Exercise	($)	(#) Exercisable	(#)Unexercisable	($)Exercisable	($)Unexercisable

Dr. Avtar Dhillon	0	N/A	100,000	300,000	$12,000	$36,000

William K. Dix	0	N/A	32,500	122,500	$1,425	$4,275

Grant W. Denison	0	N/A	25,000	—	0	0

Martin Nash	0	N/A	499,199	124,901	0	0

Babak Nemati	0	N/A	59,500	97,500	$1,425	$4,275

Terry Gibson	0	N/A	50,000	—	0	0

Mervyn J. McCulloch	0	N/A	25,000	—	0	0

(1)	We do not have Stock Appreciation Rights. All noted securities are options.

(2)	The closing price of our common shares on AMEX was $0.64 on December 31, 2001. This price was used in the determination of the “Value of Unexercised In-the-Money Options/SARs at Fiscal Year-end.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of March 1, 2002 with respect to the beneficial ownership of Genetronics’ common stock by (i) all persons known by Genetronics to be the beneficial owners of more than 5% of the outstanding common stock of Genetronics, (ii) each nominee for director of Genetronics, (iii) each executive officer of Genetronics named in the Summary Compensation Table, and (iv) each associate of any of the foregoing persons.

	Amount and Nature of
	Beneficial Ownership	Percent of Class of
	of Shares of Common	Shares of Common
Beneficial Owner of Shares of Common Stock(1)	Stock(2)	Stock(3)

Activest Investmentgesellschaft mbh(4)
Arabellastr. 27
81925 Muenchen, Germany	2,500,000	6.24%

Newton Investment Management Ltd.(5)
71 Queen Victoria St.
London, EC4V4DR
United Kingdom	2,817,457	7.03%

Lois J. Crandell (6)	2,804,388	7.00%

Günter A. Hofmann (7)	2,804,388	7.00%

Aran Asset Management SA (8)
Alpenstrasse 11
6304 Zug, Switzerland	2,148,700	5.28%

Johnson & Johnson Development Corporation (9)
One Johnson & Johnson
Plaza, New Brunswick, New Jersey	2,242,611	5.60%

Smallcap World Fund Inc. (10)
333 South Hope Street
55th Floor
Los Angeles, CA 90071	2,810,000	5.22%

Dr. Avtar Dhillon (11)	391,666	*

James L. Heppell (12)	230,500	*

Gordon J. Politeski (13)	185,000	*

Felix Theeuwes (14)	207,000	*

Grant W. Denison, Jr. (15)	25,000	*

Tazdin Esmail (16)	110,000	*

Terry Gibson	0	0

Martin Nash	457,461	1.14%

William K. Dix (17)	60,500	*

Babak Nemati (18)	59,500	*

Mervyn J. McCulloch	0	0

All Executive Officers and Directors as a group (19)
(11 persons)	1,654,405	4.13%

*	less than 1%

(1)	This table is based upon information supplied by officers, directors and principal stockholders. Except as shown otherwise in the table, the address of each stockholder listed is in care of our company at 11199 Sorrento Valley Rd., San Diego, California 92121.

(2)	Except as otherwise indicated in the footnotes of this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(3)	Shares of common stock subject to options or warrants exercisable within 60 days of March 1, 2002 are deemed outstanding for computing the percentage of the person or entity holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Percentage of beneficial ownership is based upon 40,072,661 shares of our common stock outstanding as of March 1, 2002, assuming 5,212,494 Special Warrants are converted into common stock.

(4)	In our previous filings, Foreign & Colonial Bank, an institutional investor based in London, England, was listed as the beneficial owner of 3,450,000 shares. Until November of 2001, Foreign & Colonial Bank was under a management contract to manage a biotech investment fund on behalf of Activest. It is our understanding that the contract expired in November 2001 and was not renewed. As a result, Activest has taken control of the fund and has become the beneficial owner of the 2,500,000 shares held as of March 1, 2002. We have been advised that the individual who directs the investment and voting decisions for the shares owned by Activist is Dr. Joerg Blumentrath.

(5)	We have been advised that the individual who directs the investment and voting decisions for the shares owned by Newton Investment Management Ltd. is Stuart Eaton.

(6)	Includes 209,825 shares of common stock issuable pursuant to options exercisable within 60 days of March 1, 2002. Also includes 2,115,199 shares and options owned by Günter A. Hofmann, Ms. Crandell’s husband. Ms. Crandell disclaims beneficial ownership of Dr. Hofmann’s shares.

(7)	Includes 232,000 shares of common stock issuable pursuant to options exercisable within 60 days of March 1, 2002. Also includes 689,189 shares and options owned by Lois J. Crandell, Dr. Hofmann’s wife. Dr. Hofmann disclaims beneficial ownership of Ms. Crandell’s shares.

(8)	Includes 1,905,000 shares of common stock issuable pursuant to warrants exercisable within 60 days of March 1, 2002. We have been advised that the individual who directs the investment and voting decisions for the shares owned by Aran Asset Management is Michael Thalmann.

(9)	We have been advised that the individual who directs the investment and voting decisions for the shares owned by Johnson & Johnson Development Corporation is Roy Cosan.

(10)	Includes 360,000 shares of common stock issuable pursuant to warrants exercisable within 60 days of March 1, 2002. We have been advised that the individual who directs the investment and voting decisions for the shares owned by Smallcap World Fund Inc. is Mark Denning.

(11)	Includes 391,666 shares of common stock issuable pursuant to warrants and options exercisable within 60 days of March 1, 2002.

(12)	Includes 200,000 shares of common stock issuable pursuant to options exercisable within 60 days of March 1, 2002, 200 shares owned by Free Spirit Investments Ltd., which is owned 50% by Mr. Heppell and 50% by his wife, and 11,000 shares owned by Mr. Heppell’s wife.

(13)	Includes 185,000 shares of common stock issuable pursuant to options exercisable within 60 days of March 1, 2002.

(14)	Includes 135,000 shares of common stock issuable pursuant to options exercisable within 60 days of March 1, 2002.

(15)	Includes 25,000 shares of common stock issuable pursuant to options exercisable within 60 days of March 1, 2002.

(16)	Includes 110,000 shares of common stock issuable pursuant to options exercisable within 60 days of March 1, 2002.

(17)	Includes 57,500 shares of common stock issuable pursuant to option exercisable within 60 days of March 1, 2002.

(18)	Includes 59,500 shares of common stock issuable pursuant to options exercisable within 60 days of March 1, 2002. Mr. Nemati’s employment ended on January 7, 2002.

(19)	Includes 947,000 shares of common stock issuable pursuant to options exercisable within 60 days of March 1, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant to a private placement (the “Private Placement”) of special warrants that closed on November 30, 2001 and raised aggregate gross proceeds to the Company of $2,345,622, a number of investors required that Dr. Avtar Dhillon, our Chief Executive Officer, President and one of our directors, participate in the Private Placement. We loaned $65,000 (the “Loan”) to Dr. Dhillon to enable him to purchase 144,444 special warrants (the “Special Warrants”), at a purchase price of $0.45 per Special Warrant, that is approximately 3% of the aggregate number of special warrants that were issued. The Loan is repayable in three years, and interest accrues at the prime rate of the Union Bank of California published on November 9, 2001 over the term of the Loan. As security for Dr. Dhillon’s due repayment of the Loan, Dr. Dhillon entered into an agreement with the Company dated November 9, 2001 (the “Loan Agreement”) and executed a Promissory Note attached to the Loan Agreement. Pursuant to the Loan Agreement, Dr. Dhillon granted to the Company a security interest in the Special Warrants, and in the common shares and common share purchase warrants to be issued pursuant to the exercise of the Special Warrants. As further security, Dr. Dhillon agreed to use all proceeds realized by any sale of said Special Warrants, common shares, common share purchase warrants (the “Warrants”) or common shares to be issued upon exercise of the Warrants and any cash bonuses that he receives as a result of his employment with us to pay down the Loan until it was fully repaid.

         As described in Note 17 to the Financial Statements, we incurred legal fees charged by the law firm of Catalyst Corporate Finance Lawyers in Vancouver, British Columbia, Canada, in the amount of $272,034 in the nine month period ended December 31, 2001. James L. Heppell, a partner of that law firm, is the Chairman of our Board of Directors.

         Pursuant to an employment agreement between Genetronics, Inc. and James L. Heppell dated November 15, 2001, Genetronics, Inc. has employed Mr. Heppell as its Executive Chairman. Pursuant to the employment agreement, Mr. Heppell receives $250 per hour for work performed and $125 per hour of travel time. Mr. Heppell also received, upon execution of the employment agreement, a stock option to purchase up to 40,000 common shares of the Company. The employment agreement terminates upon the date that Mr. Heppell ceases to be the Chairman of Genetronics, Inc., unless terminated earlier in accordance with the terms of the employment agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon a review of the filings with the Securities and Exchange Commission the following directors, executive officers, and owners of more than 10% of our common shares have not complied with the reporting requirements contained in Section 16(a) of the Securities Exchange Act: Dr. Avtar Dhillon, James L. Heppell, Gordon J. Politeski, Felix Theeuwes, Tazdin Esmail and William K. Dix. The failure of these individuals to comply with the requirements contained in Section 16(a) is due to our recent change in fiscal year to a December 31 year end. These individuals failed to make required filings on Form 5, but plan on making these filings in the immediate future.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genetronics Biomedical Corporation

Date:	March 28, 2002	By: /s/ Avtar Dhillon Avtar Dhillon, Chief Executive Officer